Exhibit 99.2

NASDAQ: MRNS@MarinusPharma Corporate Overview 2020

Safe Harbor Statement To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our clinical development plans for ganaxolone; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data, including the expected release of topline data from our Phase 3 trial in status epilepticus (SE) in 1H 2022; from our proof of concept study in PCDH19 in the first half of 2021, and from our Phase 2 tuberous sclerosis complex (TSC) trial in mid 2021; the potential safety and efficacy and therapeutical potential of ganaxolone; timing and expectation regarding submissions of regulatory applications, including our expectation to submit an NDA for ganaxolone in CDD in mid-2021 and an MAA by the end of Q3 2021; expectations regarding commercial launch of ganaxolone in CDD in 1H 2022; expectations regarding our agreement with BARDA; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; interpretation of results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or other regulatory agencies may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain and maintain patent protection for our product candidates; delays, interruptions or failures in the manufacture and supply of our product candidate; our ability to raise additional capital; the effect of the COVID-19 pandemic on our business, the medical community and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see filings Marinus has made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

Ganaxolone (GNX) Targets Synaptic & Extrasynaptic GABAA Receptors Ganaxolone a positive allosteric GABAA receptor modulator with a well-defined MOA designed to treat patients suffering from epilepsy and neuropsychiatric disorders. GNX is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons GNX is a synthetic analog of allopregnanolone Clinical development focused on status epilepticus and rare genetic epilepsies that have few or no treatment options Multiple dose formulations IV and oral – to meet the needs of adult and pediatric patients in acute and chronic care settings Extensive safety record in more than 1,600 patients both pediatric and adult, at therapeutically relevant dose levels for up to two years

Corporate Strategy Evaluation of IV and Oral Opportunities Building Upon Status Epilepticus (SE) Maximizing Value for Orphan Epilepsies Leveraging GNX Molecule Expand clinical opportunities from refractory status epilepticus (RSE) to broader SE market Initiate commercial plan Create a global development strategy Develop pharmacoeconomic value proposition Complete BARDA activities Continue CDKL5 deficiency disorder (CDD) and tuberous sclerosis complex (TSC) clinical development Consider expansion opportunities based on scientific rationale Further develop commercial roadmap, including scientific and clinical differentiation Explore opportunities to improve bioavailability and PK Prioritize clinical trials based on unmet need, improved product profile New therapeutic indications driven by scientific rationale

Ganaxolone Development Pipeline

Status Epilepticus Indication

Status Epilepticus (SE): Definition and Epidemiology Background Continuous seizures lasting >5 min SE is the second most common neurologic emergency in the U.S. 1 Heterogenous patient population with various etiologies, including glioblastoma, vascular disease, encephalitis, drug or alcohol withdrawal or overdose Pre-existing epilepsy in less than half of SE cases Prolonged seizure activity can result in permanent neuronal damage and contribute to high morbidity and mortality SE becomes more treatment refractory as it progresses 1. Anaethesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus ©2020 Marinus Pharmaceuticals. All Rights ReservedI7

Goals of a New Therapy for the Treatment of SE


Medically induced Coma
Established Status Epilepticus (ESE)
Refractory Status Epilepticus (RSE)
Super Refractory Status Epilepticus (SRSE)
1st line
2nd line
3rd line
Benzodiazepine Administered
IV AED's (antiepileptic drugs)
IV GNX
IV Anesthetics

MARINUS PHARMACEUTICALS
©2020 Marinus Pharmaceuticals. All Rights Reserved | 8

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment



Synaptic
αβγ
Extrasynaptic
αβδ
Cl⁻
phasic inhibition
Cl⁻
tonic inhibition

Ganaxolone targets the extrasynaptic receptor, is associated with high brain concentrations, and delivers a rapid onset of action

Experimental PK – plasma and brain[1]



Concentration (ng/ml or ng/g)
Brain ganaxolone
Plasma ganaxolone
Time (min)
0
500
1000
0
5
10
15
20
25
30

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 30 mg ganaxolone bolus (over 5 minutes):

C_{max} 1,240 ng/mL

T_{max} 0.08 hrs

Human PD – EEG changes[2]



BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
Time (min)
-60
-45
-30
-15
0
15
30
45
60
30
40
50
60
70
80
90
100
110

EEG bispectral index in healthy volunteers following IV ganaxolone

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file, Marinus Pharmaceuticals, inc.

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved

9

Phase 2 SE Trial Design

Evaluate IV ganaxolone in refractory SE patients

SE Patients

- Diagnosis of convulsive or non-convulsive SE
- Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Screening → Treatment Period → Post-treatment Follow-up

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Cohort	Dose of GNX/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Goals of a new treatment

- Rapid cessation
- Maintenance of seizure control
- Prevent progression to IV anesthetics

Limitations of current treatments

1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects

2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE

3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation

Secondary: Additional efficacy, safety and tolerability

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved

10

Patient Demographics of Phase 2 Trial 17 patients enrolled 8 males, 9 females Mean age: 57 years old (range: 23-88) History of Epilepsy 7 (41%) yes, 10 (59%) no Types of SE 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE→NCSE Mean # of failed first-and-second line IV AEDs (including benzodiazepines) Mean # of failed 2nd-line IV AEDs 2.1 (range: 1-4), all failed LEV or LAC 14/17 patients failed two or more 2nd-line 7 vascular 4 tumor Etiologies 2.9 (range: 2-5) AEDs All prior AEDs were administered within recommended dosing guidelines 2 autoimmune 2 drug overdose 2 unknown

Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Data presented at AES 2019 AEDs – antiepileptic drugs ©2020 Marinus Pharmaceuticals. All Rights ReservedI12

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieves Target Range
≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose
< 500 ng/mL
"Low" dose
< 500 ng/mL
"High" dose
< 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX
initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved

13

IV Ganaxolone Safety Summary 10 SAEs in 6 patients (also included in AEs) 50 AEs in 16 patients 2 related in 2 patients 2 severe sedation 8 non-related in 4 patients 1 Death due to withdrawal of life support 1 Respiratory depression 1 Bowel perforation (fatal) 1 Sepsis (fatal) 1 Fall 1 Loss of consciousness 1 Pneumothorax 1 Multiple fracture Intubation: 13 related in 7 patients 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) 5 moderate (4 somnolence; 1 hypercarbia) 2 severe (2 sedation) 37 not-related in 12 patients 20 mild 8 moderate (2 pain; 2 pneumonia, 2 dysphagia, 1 delirium, 1 hypertension) 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stroke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 9 patients were not intubated upon enrollment. Of these, 6 remained intubation-free during the entire ganaxolone treatment period Data presented at AES 2019 AE: adverse event / SAE: serious adverse event ©2020 Marinus Pharmaceuticals. All Rights ReservedI14

Overview of U.S. Phase 3 RSE RAISE Trial Design

Trial design	• Randomized, placebo-controlled (adjunctive to standard-of-care) clinical trial
Target patient population	• Status epilepticus patients (n=124) who have failed benzodiazepines and ≥ 2 IV AEDs
Dosing	• 36-hour infusion followed by a 12-hour taper (48-hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours
Co-primary endpoints	• Proportion of participants with SE cessation within 30 minutes of study drug initiation without medications for the acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following study drug initiation
Secondary endpoints	• No progression to IV anesthesia for 24 hours off study drug (i.e., 72 hours) • Time to SE cessation • Healthcare utilization metrics (eg, length of stay, # of days in the ICU) • Functional outcomes • Safety measures

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 15

RSE Phase 3 RAISE Clinical Planning



Treatment Period
Follow-up Period
SCREENING
Daily
Hours 0 -24
Day 2
Hours 24-36
Hours 36-48
Continuous Infusion
Infusion Taper
Daily
24-120 hours
Weeks
1,2,3 & 4
Bolus dose
Continuous Infusion
Taper
Treatment is planned to be 2 days (including a 12-hour taper).
Dose Initiation (Time 0)

Initiation Status

- Site identification through initiation underway
- Drug and placebo supply ready for shipment to sites
- Currently recruiting patients

Phase 3 Target Plasma Concentration



Modeled GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Phase 2 ("High Dose")
Phase 3
830 mg/day
713 mg/day

Trial Overview

- 1:1 randomized, double-blind, placebo-controlled trial
- Failure of a benzodiazepine and 2 second-line IV AEDs
- 3-minute bolus, 36-hour infusion, 12-hour taper
- Approx. 125 randomized patients
- 80-100 sites

MARINUS PHARMACEUTICALS

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16

RAISE Trial Sites Standard of Care Progression to IV Anesthesia

- Surveyed PI's at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd-line IV AEDs raise
Trial population
100
80
60
40
20
0
%of Patients Progressing to 3rd-line IV anesthetics
1
≥ 2
# of failed 2nd-line IV AEDs
median + 95% CI

Patients with non-convulsive status epilepticus (NCSE)

Of those that escalate to 3rd-line IV anesthesia, they do so in

~2.5 hours

median

following failure of the second 2nd-line IV AED

- Clear unmet medical need in patients that fail two or more 2nd line IV AEDs
- Guides site selection and approximates placebo response for escalation to IV anesthesia co-primary

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 17

BARDA Contract – Refractory Status Epilepticus Key Contract Parameters BARDA to contribute $21 million in base contract to support the Phase 3 RAISE clinical trial in RSE and preclinical studies of ganaxolone in nerve agent exposure animal models. BARDA may contribute up to an additional $30 million in support of manufacturing, supply chain, clinical, regulatory and toxicology activities based on favorable clinical and pre-clinical outcomes. Total contract value = $84 million; $51 million BARDA / $33 million Marinus - if all options are undertaken. On successful development, BARDA and Marinus may negotiate for a supply of ganaxolone for a potential response to nerve gas exposure threats. ©2020 Marinus Pharmaceuticals. All Rights ReservedI18

Commercial Opportunity

Quantifying the Significant Clinical and Economic Burden of RSE The Phase 3 trial of ganaxolone in refractory SE aims to demonstrate rapid onset of action capable of preventing escalation to IV anesthetics. Treatment with IV anesthetics has been reported to lead to increased length of hospital admission and risk of infections, new disability, and death.1-3 $$There’s a potential pharmacoeconomic opportunity to quantify cost of care and characterize clinical outcomes based on treatment progression to IV anesthetics. Understanding the spectrum of clinical and economic burden based on disease severity will help support treatment value Sutter R et al. 2014 Neurology Hawkes MA et al. 2019 Crit. Care Med. 3Marchi NA et al. 2015 Crit. Care Med. ©2020 Marinus Pharmaceuticals. All Rights ReservedI20

RSE is a Neurological Emergency With Significant Unmet Need in a Severely Impaired and Costly Patient Population Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 Marinus estimates that effective therapeutics that prevent progression to SRSE (i.e., treatment with IV anesthetics) may reduce mortality rates by ~70% and $30,000 in hospital cost *Indicates p<0.05 across all pairwise comparisons Ŧindicates p<0.05 C1 or C2 vs. C3 Manuscript in preparation ©2020 Marinus Pharmaceuticals. All Rights ReservedI21

Potential Launch Into the Hospital Setting Designed to be Driven by Data, Customer Collaboration & Protocolization of Ganaxolone in RSE Critical Success Factors for RSE Launch Clinical and Economic Evidence Society Guideline & Account Access Experienced Hospital Sales • Ph3 data to support clinical adoption and Protocol Inclusion• Early engagement with Pharmacy to best frame Force budget model • Clear clinical benefit eg, SE cessation, IV escalation • Economic advantage – LOS, ICU duration Compelling Clinical and HEOR Data • Partner with KOLs and societies to update RSE treatment guidelines • Collaborative approach to protocol augmentation with health systems and local hospitals Clinical Adoption value proposition • Determine formulary process and requirements • Reimbursement, logistics and operational processes ite, Pharmacy, & Admin Engagement • Navigate and influence hospital decision makers • Educate and generate customer usage data • Collaborate with physicians to protocolize usage Pull-Through LOS – Longer length of stay HEOR – Health economics and outcomes research ©2020 Marinus Pharmaceuticals. All Rights ReservedI22

Additional Commercial Opportunities Along SE Continuum

Potential to leverage existing hospital sales force to address > 3x patient population in ESE & SRSE


Established Status Epilepticus (ESE)
ESETT
Refractory Status Epilepticus (RSE)
Ganaxolone
Medically induced Coma
Super Refractory Status Epilepticus (SRSE)
1st line
Benzodiazepine Administered
Failure of benzodiazepine
2nd line
IV AED's
Failure of ≥1 IV AEDs
3rd line
IV Anesthetics
Failure of anesthetic wean
1st line
150,000 Pts/Year1
ESE
75,000 Pts/Year2
RSE
35,000 Pts/Year3
SRSE
10,000 Pts/Year3

MARINUS PHARMACEUTICALS

1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus.* J Clin Neurophysiol. 1995; 12: 316-325
2. Kapur et al. *Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13.*
3. Rossetti and Lowenstein. *Management of refractory status epilepticus in adults* Lancet Neurol. 2011 Oct; 10(10): 922–930

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| 23

Potential Expansion of Ganaxolone into Established Status Epilepticus (ESE) Emergency RoomICU Tertiary Center ICU Unique Environment: -No EEG -Risk of rapid escalation of care -Convulsive patients: new dosing paradigm – bolus and short infusion time (2-24 hours)

Established Status Epilepticus – Use of Ganaxolone in Emergency Room



Pilot: N = 4-5 per cohort
Failed benzodiazepine
Open
bolus
IV ganaxolone infusion
Standard of care IV AED
Blinded: N = 40 per arm
Failed benzodiazepine
1:1
bolus
IV ganaxolone:
Placebo bolus
Placebo
Standard of care IV AED
Screening
Randomization
Double-blind treatment (2-24h)
<30 min
2-24h

- Not enough time for consent
  -Exception from Informed Consent (EFIC)
  -Community consent activities
- First patient expected to be enrolled in 1H of 2022

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved 25

Genetic Epilepsy Franchise

CDKL5 Deficiency Disorder

CDKL5 Deficiency Disorder (CDD)

	Cause	Mutation of the cyclin-dependent kinase-like 5 (*CDKL5*) gene, located on the X chromosome
	Symptoms	Early-onset, treatment refractory seizures, & severe neuro-developmental delay Most can't walk, talk or care for themselves Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders
	Prevalence	~12,500 children US and EU5, predominantly affects females Genetic testing available Orphan Drug designation
	Treatments	No disease-specific treatments are approved
	Rationale	Potential $GABA_A$ dysfunction, promising data in Phase 2 led to double-blind placebo-controlled trial

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved I 28

Global Phase 3 Pivotal Trial Design

Marigold Study
CDKL5 Deficiency Disorder



Historical Control
8 weeks
Baseline
6 weeks
Titration
4 weeks
Maintenance
13 weeks
Titration
4 weeks
Open-Label Phase
Double-Blind Phase
Open-Label Phase

Trial Details

- Evaluated the use of oral ganaxolone in children and young adults
- Global, double-blind, placebo-controlled, clinical trial enrolled 101 patients between the ages of 2 and 19 with a confirmed disease-related *CDKL5* gene variant
- Ages 2-19, ≥16 major motor seizures/month; up to 4 concomitant AEDs

Endpoints

- Primary endpoint of the trial was percent change in 28-day major motor seizure frequency *
- Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

* Major motor seizures were defined as bilateral tonic, generalized tonic-clonic, atonic/drop, bilateral clonic, or focal to bilateral tonic-clonic

MARINUS PHARMACEUTICALS

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29

Subject Baseline Clinical Characteristics & Prior/Concomitant Medications Baseline seizure burden and AED history highlights unmet need

Ganaxolone Achieved Primary Efficacy Endpoint in Seizure Reduction and Secondary Endpoint in Caregiver Impression of Change



Median Percent Reduction
28-day Frequency of Major Motor Seizures
40
30
20
10
0
▲ = 29.7%*
p = 0.002**
32.2%
4.0%
Ganaxolone
Placebo

*Hodges-Lehman Estimate of Median Difference
**Wilcoxon Rank-Sum Test

Caregiver Global Impression of Change in Seizure Intensity / Duration (CGI-CSID)



% of Patients
50
40
30
20
10
0
p=0.015*
Ganaxolone
Placebo
Very much improved
Much improved
Minimally improved
No change
Minimally worse
Much worse
Very much worse
CGI-CSID
*Logistic Regression

MARINUS PHARMACEUTICALS

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31

Marigold Cumulative Response Curve ** ** *p < 0.05 * * * * * Ganaxolone Placebo % of Patients 40 20 0 50 *Fisher's Exact Test % Reduction in Major Motor Seizure Frequency

Consistent Efficacy Signal Across the Broader CDD Population Ganaxolone demonstrated a similar efficacy signal across multiple subgroups related to baseline demographics and seizure frequency. –Supports beneficial effect in the U.S. patient population Percent Reduct ion in M edian M ajor M ot or Seizure Frequency (per 28 days) 35.9% 30 20 10 31.4% 7.0 % Gan axolon e Placeb o 27.3% 17.5% Percent Reduct ion in M edian M ajor M ot or Seizure Frequency (per 28 days) 4 0 31.8% 30 20 10 0 10 .2% 33.3% Gan axolon e Placeb o Percent Reduct ion in M edian M ajor M ot or Seizure Frequency (per 28 days) 4 0 32.2% 30 20 .9% 20 11.1% 10 35.9% 16.5% 0 -1.4 % U.S.AU/ FR/ IL/ IT/ UKRU/ PL (n =4 1)(n =35)(n =24 ) -10 Fem aleM ale (n =79)(n =21) Gender -7.8% 0 -10 -4 .1% <3535 - 93>93 (n =32)(n =34 )(n =34 ) Baseline M ajor M ot or Seizure Frequency (p er 28 d ays)

Phase 3 Safety Summary Treatment Emergent Adverse Events (TEAE) Serious Treatment Emergent Adverse Events Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0)

Ganaxolone’s Potential to Provide Durable Seizure Improvements in the Open Label Extension Seizures associated with CDD are often refractory to treatment with existing AEDs and improvements may be short-lived (<3 months)1 Preliminary analysis* of the open-label extension (OLE) provides insights into the extended duration effects of ganaxolone (GNX) in CDD Percent Reduct ion in M edian M ajor M ot or Seizure Frequency (per 28 days) Gan axolon e 60Placeb o (D B) Gan axolon e (OLE) 52.7% n =17 Patients treated with ganaxolone for approximately 12 months experienced a 50 4 0 32.2% 30 20 10 0 Placeb o (D B) 33.3% n =39 4 .0% 12.7% n =38 37.2% n =36 22.6% n =34 4 4 .5% n =26 35.0 % n =24 29.6% n =20 median 52.7% reduction in major motor seizure frequency Patients transitioning from placebo to ganaxolone demonstrated seizure frequency improvements No new safety findings emerged in the OLE to date Prim ary Endpoint (17 w k s) 1-23-45-67-8 O p e n -La b e l Ga n a xolon e Tim e in OLE (M ont hs) Müller A, et al. Eur. J. Paediatr. Neurol. 2016 ©2020 Marinus Pharmaceuticals. All Rights ReservedI35 *Data as of September 1, 2020

Average Ganaxolone Levels Correlate with Seizure Reduction Logarithms of plasma GNX level and percentage change in major motor seizure frequency were negatively correlated Patients in the Medium and High GNX level groups had an average GNX concentration of 120 ng/mL and a median 43% reduction in seizure frequency –Incidence of CNS-related adverse events was similar across GNX dose level groups Equivalent GNX Level (ng/ m L) Log e Percent Chang e M ajor M ot or Seizure Frequency Equivalent % Chang e in M ajor M ot or Seizure Frequency 5.5 5.0 4 .5 4 .0 3.5 3.0 2.5 * r = -0 .4 99 p = 0 .0 0 1 14 5 4 8 .4 -10 .0 -4 5.4 -66 .9 -79 .9 -8 7.8 Percent Change in M ajor M ot or Seizure Frequency 50 25 0 -25 -50 -75 -10 0 **p = 0 .0 1 3.03.54 .04 .55.05.56 .0 Log e GN X Level (ng / m L) Low (4 0 n g/ m L*) M edium (70 ng/ m L*) H igh (170 ng/ m L*) *Pearson correlat ion Loge percentage change in major motor seizure frequency was calculated as loge(percentage change + 100) n =13n =13n =12 *m ean GNX level w it h in Grou p **Kru sk al-W allis Test ©2020 Marinus Pharmaceuticals. All Rights ReservedI36

Efforts to Improve Ganaxolone Exposure in Chronic Epilepsies Dosing regimen: Marigold Study was the first Phase 3 study of ganaxolone to evaluate three times a day (TID) dosing Predicted pharmacokinetic (PK) curves for TID and two times a day (BID) dosing demonstrate increase trough GNX levels which may provide improved seizure control Dose regimen Cmax (ng/mL) AUC0-24 (ng ∙ h/mL) % time (>100 ng/mL GNX) TID 281 3763 78 BID 286 3135 53 Support the continued study of ganaxolone TID dosing in other epilepsies Formulation development: new oral ganaxolone formulations in development that aim to improve PK properties to better achieve target ganaxolone levels.

Ganaxolone Formulation Work in Progress for Second Generation Candidate Exploring opportunities to improve bioavailability and PK profile Potential expansion into new indications and into new therapeutic areas Targeting IV-to-oral step down for patients that may benefit from continued therapy IV Dosing Oral Dosing Step down IV to oral Pediatric Dosing

Tuberous Sclerosis Complex

Allo-S as Potential Biomarker Across Various Genetic Epilepsies Scientific literature associates genetic orphan epilepsies with neurosteroid imbalances Marinus has identified abnormal neurosteroid levels in several patient subtypes These findings lead to stratification by Allo-S biomarker in clinical trials

Tuberous Sclerosis Complex

	Cause	Defect or mutation of *TSC1* and/or *TSC2* genes
	Symptoms	Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities
	Prevalence	~25K-40K refractory TSC patients in the U.S.*
	Treatments	Limited approved treatments
	Mechanistic Rationale	Potential neurosteroid deficiency[1]

[1] d'Michele, et al, *J. Neuro Neurosurg Psychiatry*, 2003
* Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2020 Marinus Pharmaceuticals. All Rights Reserved
I 41

Unmet Need in TSC Epilepsy and Scientific Rationale for Ganaxolone

- Epilepsy present in ~90% of individuals affected with TSC
- Existing treatments fail to control seizures in ~60% of individuals with TSC-associated epilepsy
- Uncontrolled seizures, especially early in life, may lead to developmental delays and cognitive dysfunction

Clear need to evaluate treatments with a differentiated mechanism of action


Patients aged 1-14
Allopregnanolone-Sulfate
(ng mL^{-1})
0
1
2
3
4
5
6
TSC
Control
mean + SEM

In collaboration with the TS Alliance and utilization of their Biosample Repository

SHORT REPORT

GABA$_A$ receptor active steroids are altered in epilepsy patients with tuberous sclerosis

F di Michele, M Verdecchia, M Dorofeeva, L Costamagna, G Bernardi, P Curatolo, E Romeo

J Neurol Neurosurg Psychiatry 2003;**74**:667–670

"Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments"

- Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 42

TSC - Phase 2 Open-Label Clinical Trial Design

PART A			PART B
Base (4 Weeks)	**GNX Titration** (4 Weeks)	**GNX Maintenance** (8 Weeks)	**Open-Label Extension (OLE)** (24 Weeks) * Available to patients that respond to GNX as defined per protocol
Baseline Period	**Treatment Period**		**OLE Period**
Screening Visit	Baseline Treatment Visit		2-week taper upon GNX discontinuation (if not continuing to Part B)

- ***n* = 30**
- **8 - 15 U.S. sites**
- **Electronic diaries will be used for data capture**
- At least 8 seizures per month
- **Primary efficacy endpoint:** % change in 28-day primary seizure frequency through the end of 12-week treatment period relative to 4-week baseline period
- **Top-line data expected mid 2021**

Primary seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved
43

PCDH19 Related Epilepsy

PCDH19-Related Epilepsy

Cause	Inherited mutation of protocadherin 19 (*PCDH19*) gene. Located on X chromosome
Symptoms	Early-onset seizures, cognitive and sensory impairment, and psychiatric and behavioral disorders. Seizures last from days to weeks; sensitive to fever
Prevalence	Affects ~10K children US and EU Predominantly females Genetic testing becoming more readily available Orphan Drug designation
Treatments	No disease-specific treatments are approved
Mechanistic Rationale	Associated with low levels of allopregnanolone[1] and potential GABAergic dysfunction

MARINUS PHARMACEUTICALS

[1]Gecz, et.al, Human Molecular Genetics, 2015

©2020 Marinus Pharmaceuticals. All Rights Reserved
45

Seizure Reduction Observed in PCDH19-RE Phase 2 Trial in Patients with Low Allo Levels 25% decrease in median seizure frequency reported in Phase 2 (n=11) Stratification of patients by baseline plasma Allo levels identifies a subpopulation with expected improved efficacy on GNX When comparing seizure frequency at 6 months to baseline: The biomarker+ group (low Allo) significantly improved The biomarker-group (high Allo) deterioration was not statistically significant Clinical data presented at AES 2018 ©2020 Marinus Pharmaceuticals. All Rights ReservedI46

Biomarker Stratified Proof of Concept (POC) Study in PCDH19



Primary efficacy analyses will be conducted using this cohort
VIOLET STUDY
PCDH19-Related Epilepsy
PCDH19 (all-patients) n~20-22
Low Allo-S
Biomarker +
R 1:1
High Allo-S
Biomarker -
R 1:1
Placebo
Ganaxolone Up to 600 mg 3x/day
Placebo
Ganaxolone Up to 600 mg 3x/day
Ganaxolone Up to 600 mg 3x/day
Pre-baseline Screening
Baseline 12 weeks
Titration 4 weeks
Maintenance 13 weeks
Titration 4 weeks
Open-Label Phase (52 weeks)
* not drawn to scale
Screening Visit

Trial Details

- Ages 1-17 with 8 or more seizures in 8 weeks, failed 2 or more AEDs
- Expect to complete double-blind portion of the trial with ~20-22 patients
- Stratify patients into one of two biomarker groups based on baseline allopregnanolone sulfate levels and randomized (ganaxolone or placebo) within each stratum
- Data expected in 1H 2021

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved
| 47

Commercial Opportunity

Commercialization Preparedness Executing research with Payers and Physicians around TPP / Value Proposition Identifying organizational needs for field resources, systems and processes Developing plans to scale up Advocacy, Scientific Affairs and Commercial teams Readying supply chain to support packaging and scale up needs to commercialize Potential for operational leverage across indications within concentrated rare epilepsy care model TPP – Target Product Profile ©2020 Marinus Pharmaceuticals. All Rights ReservedI49

Our Oral Franchise Model is Driven by Ganaxolone Scientific Rationale and Unmet Need in Debilitating Rare Epilepsy Disorders

Given CDKL5 and TSC patient seizure burden, overlap of CDKL5 and TSC prescribers, and common market dynamics, we group both indications under a franchise go to market model

CDKL5 Deficiency Disorder (CDD)

- 4-5K addressable patients in US and 50-100 newborn cases per year[1]
- Genetic testing in major global markets driving diagnosis rates
- Severe, difficult to manage patient with high medication reliance and need for more durable options
- No indicated treatments available or clinical trials conducted

24-30K addressable patients

Overlapping prescribers and similar behavior across each disease state

Physicians seeking safe, effective, and durable treatment options

Tuberous Sclerosis Complex (TSC)

- 20-25K addressable US patient population[2]
- Large refractory population despite available treatment options
- Severe patients still in need of more efficacious medications
- Given refractory population, opportunity exists for later stage treatments (eg, 3rd line)

MARINUS PHARMACEUTICALS

1. Jakimeic et. al 2020
2. NORD (https://rarediseases.org/rare-diseases/tuberous-sclerosis)

©2020 Marinus Pharmaceuticals. All Rights Reserved
| 50

Our Goal: Build a Sustainable Franchise in Rare Epilepsy Opportunity to expand treated population through future clinical development Phase 2 (TSC) 40,000 patients2 Rare Epilepsy ~163,0005 Phase 3 (CDKL 5) ~5,500 patients1 80-90% refractory3 50-60% refractory3 20-40% refractory4 ~ 4,400 CDKL 5 Patients Addressable Patient Population ~ 20,000 TSC patients ~48,900 Rare Epilepsy Identification of Biomarker Sensitive Population (including PCDH19) Jakimeic et. al 2020 NORD (https://rarediseases.org/rare-diseases/tuberous-sclerosis) Marinus market research Ryan et. al 2015 (https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4540245/) Quintana market research

Key Findings from Recently Conducted Market Research Show that Ganaxolone is Well Suited for Broad Clinical Adoption Across Indications Mechanism of Action Ganaxolone’s extrasynaptic mechanism of action well understood and viewed as differentiable TPP Reactions Many HCPs are excited about the opportunity to use ganaxolone, especially for CDD, given favorable reactions to its efficacy and durability data, and safety profile Primary Usage Drivers Disease-specific indication, response rate, and durability of response Ability to be used with antiseizure medications across mechanisms (i.e., sodium channel blockers, GABA transmission inhibitors, cannabidiol) in refractory patients Awareness More Neuros were aware of ganaxolone than any drug in development for CDD or TSC Source: ZS Associates Primary Research and Analysis (N=35 HCP Interviews)

Intellectual Property

Multiple Layers Of Potential Protection Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in US and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in US.

NASDAQ: MRNS@MarinusPharma Thank You

Appendix

Details on Baseline Patient Characteristics for Phase 2 SE Trial

Patient	Dosing Cohort	Etiology	History of Epilepsy	Type of SE	Failed Antiseizure Medications Prior to GNX*	Dose of Last IV AED Administered Prior to GNX (Recommended Dose)
1	Low	Vascular	No	NCSE	**LAC**, LEV	200mg (200-600mg)
2	Low	Unknown	Yes	NCSE	fPHT, **LEV**	1,000mg (1000-3000mg)
3	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
4	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
5	Low	Tumor	No	CSE	LOR, LAC, **LEV**	2,000mg (1000-3000mg)
6	Medium	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
7	Medium	Drug Overdose / Withdrawal	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
8	Medium	Unknown	Yes	CSE → NCSE	LOR, LAC, **LEV**	1,000mg (1000-3000mg)
9	Medium	Tumor	Yes	NCSE	LAC, LEV, **PHT**	200mg (100mg)
10	Target	Vascular	Yes	CSE	LOR, **LAC**, VPA	400mg (200-600mg)
11	Target	Drug Overdose / Withdrawl	No	CSE	LOR, **LAC**, LEV	400mg (200-600mg)
12	Target	Tumor	Yes	NCSE	LOR, LEV, **VPA**	700mg (1000-3000mg)
13	Target	Autoimmune	No	NCSE	LOR, **LEV**	1,000mg (1000-3000mg)
14	Target	Vascular	No	NCSE	LOR, **LAC**, LEV, PHT	200mg (200-600mg)
15	Target	Vascular	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
16	Target	Tumor	No	NCSE	LOR, **LAC**, LEV	400mg (200-600mg)
17	Target	Autoimmune	No	NCSE	LOR, fPHT, **LAC**, LEV, VPA	200mg (200-600mg)

NCSE: Non-convulsive status epilepticus

CSE: Convulsive status epilepticus

LAC: Lacosamide

LEV: Levetiracetam

LOR: Lorazepam

PHT: Phenytoin

fPHT: Fosphenytoin

VPA: Valproic Acid

MARINUS PHARMACEUTICALS

*Bolded, underlined **IV AED's** were the last ones administered prior to GNX

©2020 Marinus Pharmaceuticals. All Rights Reserved
57

Subject Baseline Demographics & Country Enrollment in Marigold Study (CDD) Demographic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Age, median 7.0 5.0 6.0 Gender, n (%) Male 10 (19.6) 11 (22.0) 21 (20.8) Female 41 (80.4) 39 (78.0) 80 (79.2) Ethnicity, n (%) Hispanic or Latino 6 (11.8) 4 (8.0) 10 (9.9) Not-Hispanic or Latino 43 (84.3) 44 (88.0) 87 (86.1) Unknown 1 (2.0) 1 (2.0) 2 (2.0) Not reported 1 (2.0) 1 (2.0) 2 (2.0) Race, n (%) White 47 (92.2) 46 (92.0) 93 (92.1) Asian 3 (5.9) 2 (4.0) 5 (5.0) Other 1 (2.0) 2 (4.0) 3 (3.0) US IT15 RU14 PL10 UK7 FR 6 AU 6 IL1

Responder Analysis – Marigold Study 100 % of Patients p=0.001* 6057.1% Ganaxolone Placebo Percent Reductions in Major Motor Seizure Frequency 40p=0.064* 23.5%24.5% 20 9.8%10.2% 0 3.9% 75% *Fisher's Exact Test Reduction in Major Motor Seizure Frequency